EXHIBIT 99.1

INTERACTIVE BROKERS GROUP ANNOUNCES 2016 RESULTS

— — —

REPORTS COMPREHENSIVE EARNINGS PER SHARE OF $1.19,
INCOME BEFORE TAXES OF $761 MILLION ON $1,396 MILLION IN NET REVENUES,
AND EARNINGS PER SHARE ON NET INCOME OF $1.25.
DECLARES QUARTERLY DIVIDEND OF $0.10 PER SHARE.

GREENWICH, CONN, January 17, 2017 — Interactive Brokers Group, Inc. (NASDAQ GS: IBKR) an automated global electronic broker and market maker, today reported diluted earnings per share on a comprehensive basis of $1.19 for the year ended December 31, 2016, compared to diluted earnings per share on a comprehensive basis of $0.62 for 2015.

Excluding other comprehensive income, the Company reported diluted earnings per share of $1.25 for the year ended December 31, 2016, compared to diluted earnings per share of $0.78 for 2015.

Net revenues were $1,396 million and income before income taxes was $761 million for 2016, compared to net revenues of $1,189 million and income before income taxes of $458 million in 2015.

The results for the year were positively impacted by strong growth in net interest income, which increased 24% from 2015, and the non-recurrence of unsecured customer losses caused by the sudden move in the value of the Swiss franc in January 2015. Trading gains decreased 39% in 2016 on lower market making trading volumes and decreases in volatility and in the actual-to-implied volatility ratio compared to 2015.

In addition, the results for the year include a $65 million loss on our currency diversification strategy, compared to a $269 million loss in 2015; and a $26 million net mark-to-market gain on our U.S. government securities portfolio compared to a $33 million net mark-to-market loss in 2015.

The Interactive Brokers Group, Inc. Board of Directors declared a quarterly cash dividend of $0.10 per share. This dividend is payable on March 14, 2017 to shareholders of record as of March 1, 2017.

Business Highlights

•	55% pretax profit margin for 2016.
•	61% Electronic Brokerage pretax profit margin for 2016, up from 49% in 2015.
•	23% Market Making pretax profit margin for 2016, down from 44% in 2015.
•	Customer equity grew 27% from 2015 to $85.5 billion and customer debits increased 14% to $19.4 billion.
•	Customer accounts increased 16% from 2015 to 385 thousand.
•	Total DARTs increased 2% from 2015 to 660 thousand.
•	Brokerage segment equity was $4.1 billion. Total equity was $5.8 billion.

Segment Overview

Electronic Brokerage
Electronic Brokerage segment income before income taxes increased 41%, to $756 million in 2016, compared to 2015, due to higher net interest income and the non-recurrence of unsecured customer losses caused by the sudden move in the value of the Swiss franc in January 2015, as further described below. Net revenues increased 13% to $1,239 million on higher net interest income and net mark-to-market gains on our U.S. government securities portfolio, partially offset by slightly lower commissions and execution fees revenue.

Net interest income increased 25% from 2015. Other income increased 62% over the same period, driven by net mark-to-market gains on investments in U.S. government securities. Commissions and execution fees revenue decreased 1% from 2015 on lower customer volumes in options and stocks, which decreased 11% and 10%, respectively, from 2015. Pretax profit margin was 61% in 2016, up from 49% in 2015.

Customer accounts grew 16% to 385 thousand and customer equity increased 27% over 2015 to $85.5 billion. Total DARTs1 for cleared and execution-only customers increased 2% to 660 thousand from 2015. Cleared DARTs were 609 thousand, 3% higher than in 2015.

Market Making
Market Making segment income before income taxes decreased 66% to $44 million in 2016, compared to 2015, due to lower trading volumes and decreases in volatility and in the actual-to-implied volatility ratio. Pretax profit margin decreased to 23% in 2016 from 44% in 2015.

Sudden Move in the Value of the Swiss Franc
On January 15, 2015, due to the sudden, large move in the value of the Swiss franc that followed an unprecedented action by the Swiss National Bank, which removed a previously instituted and repeatedly reconfirmed cap of the exchange rate relative to the Euro, several of our customers who held currency futures and spot positions suffered losses in excess of their deposits with us. We took immediate action to hedge our exposure to the foreign currency receivables from these customers. During 2015, we incurred losses, net of hedging activity and debt collection efforts, of $119 million. We continue to actively pursue collection of these debts. The ultimate effect of this incident on our results will depend upon the outcome of our debt collection efforts.

Effects of Foreign Currency Diversification
In connection with our currency diversification strategy, we have determined to base our net worth in GLOBALs, a basket of 15 major currencies in which we hold our equity. In 2016, our currency diversification strategy decreased our comprehensive earnings by $65 million, as the U.S. dollar value of the GLOBAL decreased by approximately 0.93%. The effects of the currency diversification strategy are reported as components of (1) Other Income in the Corporate segment and (2) Other Comprehensive Income (“OCI”).

1 Daily average revenue trades (DARTs) are based on customer orders.

Conference Call Information:
Interactive Brokers Group will hold a conference call with investors today, January 17, 2017, at 4:30 p.m. ET to discuss its annual results.  Investors who would like to listen to the conference call live should dial 877-324-1965 (U.S. domestic) and 631-291-4512 (international). The number should be dialed approximately ten minutes prior to the start of the conference call.  Ask for the “Interactive Brokers Conference Call.”

The conference call will also be accessible simultaneously, and through replays, as an audio webcast through the Investor Relations section of the Interactive Brokers web site, www.interactivebrokers.com/ir.

About Interactive Brokers Group, Inc.:
Interactive Brokers Group affiliates provide automated trade execution and custody of securities, commodities and foreign exchange around the clock on over 120 markets in numerous countries and currencies from a single IB Universal AccountSM to customers worldwide. We service individual investors, hedge funds, proprietary trading groups, financial advisors and introducing brokers. Our four decades of focus on technology and automation has enabled us to equip our customers with a uniquely sophisticated platform to manage their investment portfolios at extremely low cost relative to the financial services industry. We strive to provide our customers with advantageous execution prices and trading, risk and portfolio management tools, research facilities and investment products, all at unusually low prices, positioning them to achieve superior returns compared to our competitors.

Cautionary Note Regarding Forward-Looking Statements:
The foregoing information contains certain forward-looking statements that reflect the Company’s current views with respect to certain current and future events and financial performance. These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company’s operations and business environment which may cause the Company’s actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. Any forward-looking statements in this release are based upon information available to the company on the date of this release. The company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any statements expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect the Company’s financial results may be found in the Company’s filings with the Securities and Exchange Commission.

For Interactive Brokers Group, Inc. Investors: Nancy Stuebe, 203-618-4070 or Media: Kalen Holliday, 203-913-1369.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA

TRADE VOLUMES:
(in 000's, except %)
					Brokerage
	Market		Brokerage		Non				Avg. Trades
	Making	%	Cleared	%	Cleared	%	Total	%	per U.S.
Period	Trades	Change	Trades	Change	Trades	Change	Trades	Change	Trading Day
2014	64,530		206,759		18,055		289,344		1,155
2015	65,937	2%	242,846	17%	18,769	4%	327,553	13%	1,305
2016	64,038	-3%	259,932	7%	16,515	-12%	340,485	4%	1,354

4Q2015	16,985		60,848		4,863		82,696		1,313
4Q2016	15,253	-10%	63,074	4%	3,933	-19%	82,260	-1%	1,316

3Q2016	15,474		61,181		3,736		80,391		1,256
4Q2016	15,253	-1%	63,074	3%	3,933	5%	82,260	2%	1,316

CONTRACT AND SHARE VOLUMES:
(in 000's, except %)
TOTAL
	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2014	631,265		123,048		153,613,174
2015	634,388	0%	140,668	14%	172,742,520	12%
2016	572,834	-10%	143,287	2%	155,439,227	-10%

4Q2015	156,125		33,436		35,150,818
4Q2016	141,695	-9%	34,173	2%	41,805,268	19%

3Q2016	138,767		32,521		38,515,753
4Q2016	141,695	2%	34,173	5%	41,805,268	9%

MARKET MAKING
	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2014	344,741		15,668		12,025,822
2015	335,406	-3%	14,975	-4%	15,376,076	28%
2016	307,377	-8%	14,205	-5%	13,082,887	-15%

4Q2015	82,106		4,047		3,677,274
4Q2016	73,843	-10%	3,481	-14%	2,249,744	-39%

3Q2016	74,966		3,338		2,874,332
4Q2016	73,843	-1%	3,481	4%	2,249,744	-22%

BROKERAGE TOTAL
	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2014	286,524		107,380		141,587,352
2015	298,982	4%	125,693	17%	157,366,444	11%
2016	265,457	-11%	129,082	3%	142,356,340	-10%

4Q2015	74,019		29,389		31,473,544
4Q2016	67,852	-8%	30,692	4%	39,555,524	26%

3Q2016	63,801		29,183		35,641,421
4Q2016	67,852	6%	30,692	5%	39,555,524	11%

* Includes options on futures

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA, CONTINUED

BROKERAGE CLEARED
	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2014	225,662		106,074		137,153,132
2015	244,356	8%	124,206	17%	153,443,988	12%
2016	227,413	-7%	128,021	3%	138,523,932	-10%

4Q2015	59,934		29,030		30,405,179
4Q2016	59,354	-1%	30,452	5%	38,598,113	27%

3Q2016	55,579		28,986		34,817,202
4Q2016	59,354	7%	30,452	5%	38,598,113	11%

* Includes options on futures

BROKERAGE STATISTICS
(in 000's, except % and where noted)

Year over Year	4Q2016	4Q2015	% Change
Total Accounts	385	331	16%
Customer Equity (in billions)*	$85.5	$67.4	27%

Cleared DARTs	591	582	2%
Total Customer DARTs	640	641	0%

Cleared Customers (in $'s, except DART per account)
Commission per DART	$4.01	$3.81	5%
DART per Avg. Account (Annualized)	394	447	-12%
Net Revenue per Avg. Account (Annualized)	$3,205	$3,239	-1%

Consecutive Quarters	4Q2016	3Q2016	% Change
Total Accounts	385	370	4%
Customer Equity (in billions)*	$85.5	$82.7	3%

Cleared DARTs	591	564	5%
Total Customer DARTs	640	609	5%

Cleared Customers (in $'s, except DART per account)
Commission per DART	$4.01	$3.91	3%
DART per Avg. Account (Annualized)	394	390	1%
Net Revenue per Avg. Account (Annualized)	$3,205	$3,191	0%

* Excludes non-customers.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
SEGMENT FINANCIAL INFORMATION
(UNAUDITED)

		Three Months		Twelve Months
		Ended December 31		Ended December 31,
		2016	2015	2016	2015
		(in millions)

Electronic Brokerage	Net revenues	$294	$219	$1,239	$1,097
	Non-interest expenses	126	106	483	561

	Income before income taxes	$168	$113	$756	$536

	Pre-tax profit margin	57%	52%	61%	49%

Market Making	Net revenues	$45	$69	$190	$298
	Non-interest expenses	33	42	146	168

	Income before income taxes	$12	$27	$44	$130

	Pre-tax profit margin	27%	39%	23%	44%

Corporate (1)	Net revenues	$(146)	$(17)	$(33)	$(206)
	Non-interest expenses	6	(4)	6	2

	Loss before income taxes	$(152)	$(13)	$(39)	$(208)

Total	Net revenues	$193	$271	$1,396	$1,189
	Non-interest expenses	165	144	635	731

	Income before income taxes	$28	$127	$761	$458

	Pre-tax profit margin	15%	47%	55%	39%

(1)   Corporate includes corporate related activities as well as inter-segment eliminations and gains and losses on positions held as part of our overall currency diversification strategy.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(UNAUDITED)

	Three Months		Twelve Months
	Ended December 31,		Ended December 31,
	2016	2015	2016	2015
	(in millions, except share and per share data)

Revenues:
Trading gains	$39	$53	$163	$269
Commissions and execution fees	150	144	612	617
Interest income	160	136	606	492
Other income (loss)	(134)	(44)	94	(122)

Total revenues	215	289	1,475	1,256

Interest expense	22	18	79	67

Total net revenues	193	271	1,396	1,189

Non-interest expenses:
Execution and clearing	61	54	244	231
Employee compensation and benefits	68	56	242	227
Occupancy, depreciation and amortization	13	11	51	44
Communications	7	6	30	25
General and administrative	16	16	62	58
Customer bad debt	-	1	6	146

Total non-interest expenses	165	144	635	731

Income before income taxes	28	127	761	458

Income tax expense	7	6	62	43

Net income	21	121	699	415

Net income attributable to noncontrolling interests	17	104	615	366

Net income available for common stockholders	$4	$17	$84	$49

Earnings per share:
Basic	$0.07	$0.26	$1.28	$0.80
Diluted	$0.07	$0.25	$1.25	$0.78

Weighted average common shares outstanding:
Basic	67,983,085	63,685,671	66,013,247	61,043,071
Diluted	68,967,280	64,951,936	67,299,413	62,509,796

Comprehensive income:
Net income available for common stockholders	$4	$17	$84	$49
Other comprehensive income:
Cumulative translation adjustment, before income taxes	(7)	(5)	(4)	(10)
Income taxes related to items of other comprehensive income	-	-	-	-
Other comprehensive loss, net of tax	(7)	(5)	(4)	(10)
Comprehensive income (loss) available for common stockholders	$(3)	$12	$80	$39

Comprehensive income attributable to noncontrolling interests:
Net income attributable to noncontrolling interests	$17	$104	$615	$366
Other comprehensive loss - cumulative translation adjustment	(40)	(24)	(21)	(53)
Comprehensive income (loss) attributable to noncontrolling interests	$(23)	$80	$594	$313

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

			December 31, 2016	December 31, 2015
			(in millions)

Assets
Cash and cash equivalents			$1,925	$1,601
Cash and securities - segregated for regulatory purposes			24,017	21,309
Securities borrowed			3,629	3,924
Securities purchased under agreements to resell			111	195
Financial instruments owned, at fair value			4,037	3,420
Receivables from customers, net of allowance for doubtful accounts			19,409	17,050
Receivables from brokers, dealers and clearing organizations			1,040	692
Other assets			505	543

Total assets			$54,673	$48,734

Liabilities and equity

Liabilities
Short-term borrowings			$74	$-
Securities loaned			4,293	2,894
Financial instruments sold but not yet purchased, at fair value			2,145	2,617
Other payables:
Customers			41,731	37,084
Brokers, dealers and clearing organizations			239	423
Other payables			371	372
			42,341	37,879

Total liabilities			48,853	43,390

Equity
Stockholders' equity			974	863
Noncontrolling interests			4,846	4,481
Total equity			5,820	5,344

Total liabilities and equity			$54,673	$48,734

	December 31, 2016		December 31, 2015
Ownership of IBG LLC Membership Interests	Interests	%	Interests	%

IBG, Inc.	67,989,967	16.6%	63,991,705	15.7%
Noncontrolling interests (IBG Holdings LLC)	341,444,304	83.4%	343,040,504	84.3%

Total IBG LLC membership interests	409,434,271	100.0%	407,032,209	100.0%

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
EARNINGS PER SHARE ON COMPREHENSIVE INCOME
(UNAUDITED)

	Three Months		Twelve Months
	Ended December 31,		Ended December 31,
	2016	2015	2016	2015
	(in millions, except share and per share data)

Comprehensive income (loss) available for common stockholders, net of tax	$(3)	$12	$80	$39

Comprehensive earnings (loss) per share:
Basic	$(0.05)	$0.18	$1.21	$0.64
Diluted	$(0.05)	$0.18	$1.19	$0.62

Weighted average common shares outstanding:
Basic	67,983,085	63,685,671	66,013,247	61,043,071
Diluted	68,967,280	64,951,936	67,299,413	62,509,796